UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2010
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34776 (Commission File Number)	80-0554627 (I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 202 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 574-1770
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Registration Rights Agreement
     On June 22, 2010, in connection with the closing of its initial public offering (the “Offering”), Oasis Petroleum Inc. (the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”) with OAS Holding Company LLC (“OAS Holding”). OAS Holding was a selling stockholder in the Offering and owns a substantial interest in the Company. The Registration Rights Agreement requires the Company to file, within one hundred and twenty (120) days of receipt of a demand notice issued by OAS Holding, a registration statement with the Securities and Exchange Commission (the “Commission”) permitting the public offering of registrable securities. In addition, the Registration Rights Agreement grants OAS Holding the right to join the Company, or “piggyback”, in certain circumstances, if the Company is selling its common stock in a primary offering or another party’s common stock in a secondary offering. The Registration Rights Agreement also includes customary provisions dealing with indemnification, contribution and allocation of expenses.
     Business Opportunities Agreement
     On June 22, 2010, in connection with the closing of the Offering, the Company entered into a business opportunities agreement (the “Business Opportunities Agreement”) with EnCap Investments L.P. (“EnCap”), Douglas E. Swanson, Jr. and Robert L. Zorich (each a “Designated Party”). Messrs. Swanson and Zorich are currently directors of the Company and EnCap owns a substantial indirect economic interest in the Company. Pursuant to the Business Opportunities Agreement, the Company renounces any interest or expectancy in, or in being offered any opportunity to participate in, any business opportunity, transaction or other matter presented to any Designated Party or in which any Designated Party participates or desires or seeks to participate, other than a business opportunity that (i) is first presented to a Designated Party solely in such person’s capacity as a director or officer of the Company and at the time of such presentment, no other Designated Party has independently received notice of or otherwise identified such business opportunity or (ii) is identified by a Designated Party solely through the disclosure of information by or on behalf of the Company. The Business Opportunities Agreement will expire when neither Messrs. Swanson nor Zorich serve as a director or officer of the Company.
     OAS Holding Services Agreement
     On June 22, 2010, in connection with the closing of the Offering, the Company entered into a services agreement (the “OAS Holding Services Agreement”) with OAS Holding. OAS Holding is owned by, among others, certain members of the management of the Company. Pursuant to the OAS Holding Services Agreement, the Company agreed to provide certain administrative services, including legal and accounting services, to OAS Holding. In return for such services, the Company will receive a monthly fee of $4,000 from OAS Holding, which is an estimate of the costs and expenses the Company will incur by providing such services as well as reimbursement for any third party consultants engaged by the Company to provide such services.
     OAS Management Services Agreement
     On June 22, 2010, in connection with the closing of the Offering, the Company entered into a services agreement (the “Oasis Management Services Agreement”) with Oasis Petroleum Management LLC (“Oasis

Management”). Oasis Management is owned by, among others, certain members of the management of the Company. Pursuant to the Oasis Management Services Agreement, the Company agreed to provide certain administrative services, including legal and accounting services, to Oasis Management. In return for such services, the Company will receive a monthly fee of $4,000 from Oasis Management, which is an estimate of the costs and expenses the Company will incur by providing such services as well as reimbursement for any third party consultants engaged by the Company to provide such services.
     First Amendment to Amended and Restated Credit Agreement
     On June 3, 2010, prior to the Offering, the Company, as guarantor, and Oasis Petroleum North America LLC, as borrower, entered into an amendment (the “First Amendment”) to the Amended and Restated Credit Agreement dated as of February 26, 2010 with BNP Paribas, as administrative agent, and the guarantors and lenders party thereto (the “Amended and Restated Credit Agreement”). Oasis Petroleum North America LLC is a wholly-owned subsidiary of the Company. The First Amendment amended the Amended and Restated Credit Agreement to add the Company as a guarantor and to allow for the corporate reorganization that was completed simultaneously with the closing of the Offering. Simmons & Company International, UBS Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC and BNP Paribas Securities Corp. served as underwriters in the Offering and their affiliates are lenders under the revolving credit facility.
     The foregoing descriptions are qualified in their entirety by reference to the full text of the Registration Rights Agreement, Business Opportunities Agreement, OAS Holding Services Agreement, Oasis Management Services Agreement and First Amendment, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Employment Agreement with Thomas B. Nusz
     On June 18, 2010, the Company entered into an employment agreement with its Chairman, President and Chief Executive Officer, Thomas B. Nusz (the “Nusz Agreement”). The Nusz Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless the Company gives written notice that the automatic extension will not occur within 60 days prior to the end of the initial term, or, if applicable, the then-current extension term. Pursuant to the terms of the Nusz Agreement, Mr. Nusz’s annual base salary is $325,000. The Nusz Agreement also provides Mr. Nusz with certain severance benefits if he is terminated due to death or disability, by the Company without Cause (as defined in the Nusz Agreement), due to a non-renewal election by the Company, or by Mr. Nusz for Good Reason (as defined in the Nusz Agreement). In addition, if Mr. Nusz’s employment is terminated by the Company without Cause, if the Company elects not to renew the Nusz Agreement or if Mr. Nusz terminates employment for Good Reason, in each case within one year following a Change in Control, then (1) the Company shall provide Mr. Nusz a lump sum payment equal to two times the sum of (i) Mr. Nusz’s annual base salary at the time of termination, plus (ii) (A) if the date of termination occurs during the initial term of employment, the maximum Performance Bonus (as defined in the Nusz Agreement) that Mr. Nusz is eligible to receive for the year of termination or (B) if the date of termination occurs during any extension term, Mr. Nusz’s Target Performance Bonus (as defined in the Nusz Agreement), and (2) reimbursement on a monthly basis for premiums required to continue Mr. Nusz’s health care coverage for a period of 18 months. The Nusz Agreement also provides that all unvested equity awards under the Company’s 2010 Long Term Incentive Plan or other plans shall become immediately vested upon the occurrence of a Change in Control.
     The foregoing description is qualified in its entirety by reference to the full text of the Nusz Agreement, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
     Employment Agreement with Taylor L. Reid
     On June 18, 2010, the Company entered into an employment agreement with its Executive Vice President and Chief Operating Officer, Taylor L. Reid (the “Reid Agreement”). The Reid Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless the Company gives written notice that the automatic extension will not occur within 60 days prior to the end of the initial term, or, if applicable, the then-current extension term. Pursuant to the terms of the Reid Agreement, Mr. Reid’s annual base salary is $275,000. The Reid Agreement also provides Mr. Reid with certain severance benefits if he is terminated due to death or disability, by the Company without Cause (as defined in the Reid Agreement), due to a non-renewal election by the Company, or by Mr. Reid for Good Reason (as defined in the Reid Agreement). In addition, if Mr. Reid’s employment is terminated by the Company without Cause, if the Company elects not to renew the Reid Agreement or if Mr. Reid terminates employment for Good Reason, in each case, within one year following a Change in Control, then (1) the Company shall provide Mr. Reid a lump sum payment equal to two times the sum of (i) Mr. Reid’s annual base salary at the time of termination, plus (ii) (A) if the date of termination occurs during the initial term of employment, the maximum Performance Bonus (as defined in the Reid Agreement) that Mr. Reid is eligible to receive for the year of termination or (B) if the date of termination occurs during any extension term, Mr. Reid’s Target Performance Bonus (as defined in the Reid Agreement), and (2) reimbursement on a monthly basis for premiums required to continue Mr. Reid’s health care coverage for a period of 18 months. The Reid Agreement also provides that all unvested equity awards under the Company’s 2010 Long Term Incentive Plan or other plans shall become immediately vested upon the occurrence of a Change in Control.
     The foregoing description is qualified in its entirety by reference to the full text of the Reid Agreement, which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Amended and Restated Certificate of Incorporation of Oasis Petroleum Inc.
     On June 22, 2010, immediately prior to the closing of the Offering, the Company amended and restated its Certificate of Incorporation (as amended, the “Certificate of Incorporation”). A description of the Certificate of Incorporation is contained in the Prospectus filed with the Commission on June 17, 2010 in the section entitled “Description of Capital Stock” and is incorporated herein by reference.
     The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on 8-K and is incorporated in this Item 5.03 by reference.
     Amended and Restated Bylaws of Oasis Petroleum Inc.
     On June 22, 2010, immediately prior to the closing of the Offering, the Company amended and restated its Bylaws (as amended, the “Bylaws”). A description of the Bylaws is contained in the Prospectus filed with the Commission on June 17, 2010 in the section entitled “Description of Capital Stock” and is incorporated herein by reference.
     The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on 8-K and is incorporated in this Item 5.03 by reference.
Item 7.01 Regulation FD Disclosure.
     On June 22, 2010, the Company announced the completion of its initial public offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Oasis Petroleum Inc.
3.2	Amended and Restated Bylaws of Oasis Petroleum Inc.

Exhibit No.	Description of Exhibit

10.1	Registration Rights Agreement dated as of June 22, 2010 by and between Oasis Petroleum Inc. and OAS Holding Company LLC.
10.2	Business Opportunities Agreement dated as of June 22, 2010 by and among Oasis Petroleum Inc., EnCap Investments L.P., Douglas E. Swanson, Jr. and Robert L. Zorich.
10.3	Services Agreement dated as of June 22, 2010 by and between Oasis Petroleum Inc. and Oasis Petroleum Management LLC.
10.4	Services Agreement dated as of June 22, 2010 by and between Oasis Petroleum Inc. and OAS Holding Company LLC.
10.5	First Amendment to Amended and Restated Credit Agreement and Consent dated as of June 3, 2010 by and among Oasis Petroleum North America LLC, as borrower, Oasis Petroleum LLC and Oasis Petroleum Inc., as guarantors, BNP Paribas, as Administrative Agent, and the lenders party thereto.
10.6	Employment Agreement dated as of June 18, 2010 between Oasis Petroleum Inc. and Thomas B. Nusz.
10.7	Employment Agreement dated as of June 18, 2010 between Oasis Petroleum Inc. and Taylor L. Reid.
99.1	Press Release dated June 22, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)
Date: June 24, 2010	By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Oasis Petroleum Inc.
3.2	Amended and Restated Bylaws of Oasis Petroleum Inc.
10.1	Registration Rights Agreement dated as of June 22, 2010 by and between Oasis Petroleum Inc. and OAS Holding Company LLC.
10.2	Business Opportunities Agreement dated as of June 22, 2010 by and among Oasis Petroleum Inc., EnCap Investments L.P., Douglas E. Swanson, Jr. and Robert L. Zorich.
10.3	Services Agreement dated as of June 22, 2010 by and between Oasis Petroleum Inc. and Oasis Petroleum Management LLC.
10.4	Services Agreement dated as of June 22, 2010 by and between Oasis Petroleum Inc. and OAS Holding Company LLC.
10.5	First Amendment to Amended and Restated Credit Agreement and Consent dated as of June 3, 2010 by and among Oasis Petroleum North America LLC, as borrower, Oasis Petroleum LLC and Oasis Petroleum Inc., as guarantors, BNP Paribas, as Administrative Agent, and the lenders party thereto.
10.6	Employment Agreement dated as of June 18, 2010 between Oasis Petroleum Inc. and Thomas B. Nusz.
10.7	Employment Agreement dated as of June 18, 2010 between Oasis Petroleum Inc. and Taylor L. Reid.
99.1	Press Release dated June 22, 2010.